Exhibit 99.5

American Rebel Light Beer Drives Major Fan Engagement, Retail Expansion and Brand Visibility During the 2026 NHRA Brainerd Nationals

Wednesday, 26 August 2026 07:16 PM

Topic:

Company Update

Comprehensive On- and Off-Track American Rebel Beer Activations Drive Fan Engagement and Retail Expansion

American Rebel Light Beer Dodge//SRT Hellcat Secures the 2026 NHRA Brainerd Nationals Win

NASHVILLE, TN AND BRAINERD, MN / ACCESS Newswire / August 26, 2026 / American Rebel Holdings, Inc. (OTCID:AREB), maker of American Rebel Light Beer - America’s Patriotic, God-Fearing, Constitution-Loving, National Anthem-Singing, Stand-Your-Ground Beer - successfully executed one of its most comprehensive and high-impact activation weekends of the year at the 2026 NHRA Brainerd Nationals, delivering powerful results across racing, entertainment, hospitality, and retail environments in the Brainerd, MN area surrounding the track.

Last week’s press release outlining planned activation activities and the update and preliminary results comes on the heels of four-time NHRA Funny Car World Champion Matt Hagan powering the American Rebel Light Beer Dodge//SRT Hellcat Funny Car to the Winner’s Circle. While Hagan’s victory provided a national spotlight, the weekend’s true impact was driven by fan engagement, consumer trial, expanded distribution, and retail execution across Brainerd and the surrounding market.

A Full-Scale Activation Weekend That Delivered for American Rebel Beer - On and Off the Track

View weekend highlights on American Rebel Beverages LinkedIn Page

Watch the Highlights - American Rebel Beer 2026 NHRA Brainerd Nationals Highlights

American Rebel Light Beer was visible and active throughout Brainerd International Raceway and the world-famous Zoo, supported by a multi-day activation strategy that combined sampling, signage, merchandising, account acquisition, venue distribution, and live entertainment.

Key highlights as reported by Todd Porter, President, American Rebel Beverages (American Rebel Light Beer):

●	Ensured product availability at every beer-selling location throughout the track
●	Added eight (8) new accounts surrounding the Brainerd raceway in a single day. In July 2026 it was reported that American Rebel Light Beer had sold product into 2,875 accounts nationwide.
●	Built five high-impact displays in prominent lobby locations within key retail accounts
●	Reached more than 500 consumers (estimated) through sampling activations at The Judge inside the Zoo
●	Achieved track distribution ahead of race weekend, enabling sales before racing activities commenced
●	Secured distribution in both bars located within the Zoo’s music venue
●	Sold 45 cases during the initial market execution effort
●	Secured highly visible point-of-purchase banner placements throughout the track
●	Positioned branding in high-traffic consumer areas to maximize exposure
●	Expanded market penetration in the Brainerd area through new account acquisition and immediate retail execution

These results reflect one of American Rebel Light Beer’s strongest combined on- and off-track activation weekends to date, solidifying the brand’s deepening relationship with motorsports, NHRA fans, and the broader racing community while driving meaningful exposure, business expansion, and fan introduction for America’s Patriotic Brand.

American Rebel Light Beer along with American Rebel CEO Andy Ross Electrifies The Zoo - Strengthening Brand Identity and Fan Connection

American Rebel CEO Andy Ross delivered a high-energy Friday night performance on the Zoo’s mainstage, drawing one of the weekend’s largest crowds and amplifying brand visibility.

Ross’s presence reinforced American Rebel Light Beer’s identity as a patriotic, fan-driven lifestyle brand that shows up where America celebrates.

Retail Momentum Surges Beyond the Track for American Rebel Light Beer

American Rebel Light Beer’s presence extended well beyond Brainerd International Raceway, with new placements, displays, and sampling efforts driving consumer trial across the area.

Todd Porter, President - American Rebel Beverages: “This weekend proved what happens when execution meets opportunity.”

American Rebel Beverage President Todd Porter emphasized the team’s adaptability, hustle, and hands-on execution:

“Brainerd’s marquee race weekend gave us the perfect stage to activate American Rebel Light Beer across racing, entertainment, hospitality, and retail. Our team was active, supporting displays with sampling, establishing new retailer relationships that will fuel future growth, and personally delivered orders of Rebel Light. This weekend proved what happens when execution meets opportunity - and American Rebel Light Beer delivered.”

Andy Ross: “American Rebel and American Rebel Light Beer brought the party, the patriotism, and the beer - and Patriotic racing fans showed up.”

American Rebel CEO Andy Ross added a patriotic reflection on the weekend’s energy, fan connection, and brand momentum:

“Brainerd reminded me why we built American Rebel Light Beer in the first place - to celebrate America, freedom, and the people who live it every day. I spent the weekend drinking Rebel Lights with fans in the Zoo, rocking out on stage with a cold Tall Boy in my hand, and seeing our beer available everywhere - at the track, in the bars, and in new retail locations all around Brainerd. And to cap it off, standing in the Winner’s Circle with Matt Hagan, the American Rebel Light Beer Dodge//SRT Hellcat Funny Car, the entire TSR family, and all our sponsors, raising Rebel Lights after a hard-fought win... that’s as American as it gets. This brand is built for patriots that love a great beer, love our country and love motorsports, and Brainerd proved that these patriotic fans love American Rebel Light Beer.”

National FS1 Broadcast Extends American Rebel Brand Exposure Beyond Brainerd

Sunday’s final eliminations - featuring Matt Hagan’s American Rebel Light Beer Dodge//SRT Hellcat Funny Car - were broadcast live nationally on FS1, delivering coast-to-coast visibility for American Rebel Light Beer and American Rebel - America’s Patriotic Brand.

Multiple scheduled re-airs on FS1 and FS2 throughout the week will continue to amplify:

●	Brand recognition
●	Retail demand
●	Consumer awareness
●	The connection between American Rebel Light Beer and championship performance

This extended broadcast footprint ensures that the weekend’s activation success reached millions of viewers nationwide, reinforcing the brand’s momentum well beyond the track.

American Rebel Light Beer: Built for Fans Who Stand for Something

From the pits to the Zoo, from retail shelves to Winner’s Circle celebrations, American Rebel Light Beer delivered a full-spectrum brand experience at the 2026 NHRA Brainerd Nationals - strengthening consumer awareness, expanding market presence, and proving once again that American Rebel Light Beer is built for fans who stand for something.

About American Rebel Light Beer

American Rebel Light Beer is a crisp, refreshing, all-natural, better-for-you premium light lager created for consumers who celebrate freedom, country music, motorsports, tailgates, backyard barbecues, patriotic festivals, and the American way of life. The brand is built around its signature statement: American Rebel Light Beer - America’s Patriotic, GOD FEARING, CONSTITUTION LOVING, NATIONAL ANTHEM SINGING, STAND YOUR GROUND BEER™. Brewed and co-packed by City Brewing, one of North America’s premier contract brewing partners, and facilitated through AlcSource, a leading beverage alcohol facilitator, American Rebel Light Beer brings the Company’s patriotic lifestyle brand into the beverage category with a fully scalable supply chain designed to support high-frequency social occasions and community-driven celebrations. The brand is built for the moments when Americans come together: Fourth of July celebrations, concerts, race weekends, sporting events, tailgates, military appreciation events, and patriotic gatherings across the country. As America celebrates its 250th birthday in 2026, American Rebel Light Beer is proud to be the beer patriotic Americans raise in honor of freedom. American Rebel Light Beer. It tastes like Freedom.

PUT A CAN IN YOUR HAND: A Better-For-You Premium Light Lager Built to Win

American Rebel Light Beer is brewed for beer drinkers who want a crisp, clean, easy-drinking domestic light lager with a “better for you” profile, aligned with a brand that proudly champions American patriotism. It’s the only BEER we’re DRINKIN’ ROUND HERE.

American Rebel Light Beer is proudly brewed for those who stand tall, stand proud, and celebrate the American spirit. Crafted with a 100% all-malt recipe and cold, extended fermentation, it delivers crisp taste, smooth drinkability, and brilliant clarity.

Product Metrics

●	Calories: 110 per 12 oz
●	Carbs: 4g per 12 oz
●	ABV: 4.2%
●	Recipe: All-malt; no adjuncts, corn syrups, or rice extracts
●	Process: Cold, extended fermentation
●	Brewed By: City Brewing Company, La Crosse, Wisconsin, in partnership with the AlcSource beverage innovation team

American Rebel Beverages | American Rebel Light Beer Distribution & Account Inquiries:

Todd Porter, President, American Rebel Beverages

tporter@americanrebelbeer.com

About American Rebel Holdings, Inc.

American Rebel Holdings, Inc. (OTCID:AREB) is America’s Patriotic Brand. The Company is a Nevada corporation with its principal executive offices in Nashville, Tennessee, and offers safes and security products, branded lifestyle merchandise, and American Rebel Light Beer. American Rebel is a diversified branded products and marketing company focused on freedom, patriotism, self-reliance, and the independent spirit. Through American Rebel Light Beer, Champion Safe, branded merchandise, live events, media appearances, and community-based activations, the Company is working to expand national brand recognition while strengthening the connection between consumer identity, product demand, and long-term shareholder value. American Rebel Beverages executes a premium brand marketer model - partnering with AlcSource as its beverage alcohol facilitator and City Brewing as its contract brewing and co-packing partner - providing the Company with a fully scalable, asset-light supply chain capable of fulfilling large regional and national chain orders as distribution coverage expands nationally. The Company believes its Champion Safe platform supports its broader mission by combining American Rebel’s brand platform with American-made safe manufacturing capabilities.

www.AmericanRebel.com  |  www.championsafe.com  |  www.americanrebelbeer.com

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, or trends and are not historical facts. These statements are often identified by words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “potential,” “continue,” “could,” and similar expressions, or the negative of these terms.

Forward-looking statements in this press release include, without limitation, statements regarding:

●	The Company’s brand-expansion strategy following the 2026 NHRA Brainerd Nationals, including anticipated marketing impact from onsite activations, retail expansion, and national broadcast exposure on FS1 and FS2.
●	The Company’s expectations regarding continued consumer engagement and retail traction resulting from activation highlights reported post-event by Todd Porter, President of American Rebel Beverages, including new account acquisition, sampling impressions, display execution, and expanded product availability.
●	The Company’s expectations regarding the performance and promotional impact of four-time NHRA Funny Car World Champion Matt Hagan in the American Rebel Light Beer Dodge//SRT Hellcat Funny Car, including anticipated racing momentum and future brand exposure.

●	The Company’s expectations regarding American Rebel Light Beer availability throughout Brainerd International Raceway and surrounding retail locations, including The Zoo campground, Judge’s Bar, concession areas, fan zones, and newly added accounts in the Brainerd market.
●	Statements regarding the Company’s Minnesota market expansion, distribution strategy, and coordination with its Minnesota distribution partner, C&L, including anticipated follow-up orders and retailer re-stocking.
●	Statements regarding alcohol product availability, including disclosures that American Rebel Light Beer used in activation areas within The Zoo was donated, and that there is no assurance that all concession locations or targeted retailers will carry the product or maintain sufficient stock.
●	Statements regarding impressions generated through FOX, FS1, and FS2 broadcasts, including the marketing value of participation in NHRA events and the national footprint of FOX’s broadcast reach.
●	Statements relating to the Company’s future financial performance, market expansion, product demand, and shareholder value creation, including assumptions regarding consumer acceptance of American Rebel Light Beer’s patriotic brand positioning and lifestyle alignment.
●	Assumptions about the Company’s ability to maintain a fully scalable, asset-light supply chain capable of fulfilling large regional and national chain orders through AlcSource and City Brewing.
●	Statements reflecting post-event comments made by Company representatives and racing partners, including operational execution highlights provided by Todd Porter and brand-identity reflections made by CEO Andy Ross.

RISKS, UNCERTAINTIES, AND FACTORS THAT MAY CAUSE ACTUAL RESULTS TO DIFFER

Forward-looking statements are subject to numerous known and unknown risks, uncertainties, and assumptions that could cause actual results to differ materially from those projected. These risks include, but are not limited to:

Marketing & Sponsorship Risks

●	The effectiveness of motorsports sponsorships, including NHRA events, may vary and may not produce the anticipated national exposure, consumer engagement, or sales lift.
●	Broadcast schedules, viewership levels, and media coverage are subject to change by FOX, FS1, FS2, and NHRA.

Distribution & Retail Risks

●	The Company’s ability to expand distribution depends on retailer acceptance, distributor commitments, competitive dynamics in the beverage alcohol industry, and the Company’s ability to maintain consistent supply through third-party brewing and co-packing partners.
●	Post-event account additions reported by Todd Porter may not translate into recurring orders or long-term retail placement.

Operational & Supply Chain Risks

●	The Company relies on AlcSource and City Brewing for production, facilitation, and co-packing. Any disruption, delay, capacity constraint, regulatory issue, or change in partner performance could impact product availability, quality, or scalability.
●	The Company’s expectation of having sufficient product for future NHRA activations cannot be assured.

Event-Related Risks

●	NHRA event schedules, attendance, weather conditions, and operational factors may affect the visibility and promotional impact of the Company’s sponsorships.
●	Driver performance, team participation, or unforeseen racing-related events may also influence exposure.

Alcohol Availability Risks

●	There is no assurance that all concession locations or targeted retailers will carry the product or maintain sufficient stock.
●	Product used in activation areas within The Zoo was donated; future activations may require different logistics or may not achieve similar availability.

Market Adoption & Consumer Preference Risks

●	Consumer acceptance of American Rebel Light Beer, including its patriotic brand positioning, may differ from expectations.
●	Shifts in consumer preferences, competitive product launches, pricing pressure, or macroeconomic conditions may impact demand.

Regulatory & Compliance Risks

●	The beverage alcohol industry is highly regulated. Changes in federal, state, or local laws, licensing requirements, taxation, or enforcement practices could affect the Company’s operations, distribution, marketing activities, or costs.

Economic & Industry Risks

●	Broader economic conditions-including inflation, supply chain constraints, consumer spending trends, and competitive pressures-may affect the Company’s ability to achieve its strategic goals.

Forward-Looking Assumptions

●	Statements regarding national brand expansion, distributor acquisition, retail growth, and consumer engagement rely on assumptions that may prove inaccurate or incomplete.

NO OBLIGATION TO UPDATE

American Rebel Holdings, Inc. undertakes no obligation to update or revise any forward-looking statements contained in this press release, whether as a result of new information, future events, or otherwise, except as required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this release.

PUBLIC COMPANY DISCLOSURE

As of August 26, 2026, American Rebel Holdings, Inc. (OTCID:AREB) has 32,650,673 shares of common stock outstanding.

GENERAL DISCLOSURE REGARDING ALCOHOL PRODUCTS

American Rebel Light Beer is intended for adults 21 years of age and older. The Company encourages responsible consumption and compliance with all applicable laws governing the purchase, possession, and consumption of alcoholic beverages.

THIRD-PARTY NAMES, TRADEMARKS, AND PARTNERSHIPS

References to Tony Stewart Racing, NHRA, FOX, FS1, FS2, Dodge//SRT, City Brewing, AlcSource, and other third-party organizations are for descriptive purposes only. All trademarks, logos, and brand names are the property of their respective owners. No endorsement or affiliation is implied beyond the sponsorships and partnerships expressly stated.

Investor Relations:

American Rebel Holdings, Inc.

ir@americanrebel.com

info@americanrebel.com

American Rebel Light Beer is intended for adults 21 years of age and older. Please enjoy responsibly.

SOURCE: American Rebel Holdings, Inc.